United States

Securities and Exchange Commission

Washington, DC 20549

Schedule 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Rand Logistics, Inc.

(Name of Registrant as Specified in its Charter)

JWEST, LLC

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION

DATED JULY 25, 2014

JWEST, LLC

                    , 2014

Dear Fellow Stockholder:

JWEST, LLC (“JWEST” or “we”) is the record and/or beneficial owner of an aggregate of 1,412,877 shares of common stock, $.0001 par value (the “Common Stock”), of Rand Logistics, Inc., a Delaware corporation (“Rand Logistics” or the “Company”), representing approximately 7.88% of the outstanding shares of Common Stock. For the reasons set forth in the attached Proxy Statement, we are seeking representation on the Board of Directors of the Company. We are seeking your support at the annual meeting of stockholders scheduled to be held at                     , on                     , 2014 at          (local time), including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), for the following:

1.	To elect JWEST’s nominees, Sean O’Connor and Jonathan R. Evans (the “Nominees”), to the Board of Directors of the Company (the “Board”) in opposition to the Company’s incumbent directors;

2.	To cast a non-binding advisory resolution approving the compensation of the Company’s named executive officers;

3.	To ratify the selection by the Audit Committee of as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015; and

4.	To consider and act upon such other matters business as may properly come before the Annual Meeting.

We believe that the Company is in urgent need of fresh perspective and a focus on enhancing stockholder value, which, we believe, the Nominees will provide.

We are seeking to change a minority of the Board to ensure that the interests of the stockholders, the true owners of the Company, are appropriately represented in the boardroom. The Board is currently composed of six directors, two of whom are up for election at the Annual Meeting. Through the attached Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies to elect the Nominees. The names, backgrounds and qualifications of the Company’s Nominees, and other information about them, can be found in the Company’s proxy statement.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today. The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to the stockholders on or about                     , 2014.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated proxy.

If you have any questions or require any assistance with your vote, please contact our proxy solicitor at the address and phone number listed below.

Thank you for your support.

/s/ Jonathan R. Evans

Jonathan R. Evans

JWEST, LLC

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of JWEST’s proxy materials,

please contact InvestorCom, Inc. at the phone number listed below.

InvestorCom, Inc.

65 Locust Avenue, New Canaan, CT 06840

Telephone: (203) 972-9300

Toll Free (877) 972-0090

Fax: (203) 966-6478

E-mail: info@investor-com.com

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED JULY 25, 2014

2014 ANNUAL MEETING OF STOCKHOLDERS

OF

RAND LOGISTICS, INC.

PROXY STATEMENT

OF

JWEST, LLC

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

JWEST, LLC (“JWEST” or “we”) is the record and/or beneficial owner of an aggregate of 1,412,877 shares of common stock, $.0001 par value (the “Common Stock”), of Rand Logistics, Inc., a Delaware corporation (“Rand Logistics” or the “Company”), representing approximately 7.88% of the outstanding shares of Common Stock. We are seeking representation on the Board of Directors of the Company (the “Board”) because we believe that additional input at the Board level is needed based on the Company’s financial performance, self-dealing, and lack of leadership. We are seeking your support at the annual meeting of stockholders scheduled to be held at                     , on                     , 2014 at          (local time) (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect JWEST’s nominees, Sean O’Connor and Jonathan R. Evans (the “Nominees”), to the Board of Directors of the Company (the “Board”) in opposition to the Company’s incumbent directors;

2.	To cast a non-binding advisory resolution approving the compensation of the Company’s named executive officers (the “Say-on-Pay Proposal”);

3.	To ratify the selection by the Audit Committee of as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015; and

4.	To consider and act upon such other matters business as may properly come before the Annual Meeting.

We strongly recommend that you vote FOR the election of the Nominees, AGAINST the approval of the Say-on-Pay Proposal, and FOR the ratification of the appointment of                      as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015, as described herein.

The Company has set the close of business on                     , 2014 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 500 Fifth Avenue, 50th Floor, New York, NY 10110. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were              shares of Common Stock outstanding, and              shares of Series A Convertible Preferred Stock (the “Preferred Stock” and together with the Common Stock, the “Capital Stock”) outstanding. The holders of record of the Common Stock at the close of business on the Record Date will be entitled to one vote for each share of Common Stock then held. The holders of record of the Preferred Stock at the close of business on the Record Date are entitled to one vote for each of the shares of Common Stock into which the Preferred Stock is convertible.

THIS SOLICITATION IS BEING MADE BY JWEST AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH JWEST IS NOT AWARE OF AT THE TIME OF THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

JWEST URGES YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our GOLD proxy card are available at

www.icommaterials.com/JWEST

IMPORTANT

Your vote is important, no matter how few shares of Capital Stock you own. JWEST urges you to sign, date, and return the enclosed GOLD proxy card today to vote FOR the election of the Nominees.

•	If your shares of Capital Stock are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to InvestorCom in the enclosed postage-paid envelope today.

•	If your shares of Capital Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Capital Stock, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Capital Stock on your behalf without your instructions.

•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our Nominees only on our GOLD proxy card. So please make certain that the latest dated proxy card you return is the GOLD proxy card.

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of JWEST’s proxy materials,

please contact InvestorCom, Inc. at the phone number listed below.

InvestorCom, Inc.

65 Locust Avenue, New Canaan, CT 06840

Telephone: (203) 972-9300

Toll Free (877) 972-0090

Fax: (203) 966-6478

E-mail: info@investor-com.com

BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation.

•	In July 2013, Jonathan R. Evans notified the Company of his intention to nominate Sean O’Connor to the Board at the Company’s 2013 Annual Meeting of Stockholders. On August 12, 2013, the Corporate Governance/Nominating Committee of the Board sent Mr. Evans a letter informing him that he was not a stockholder of record of the Company on the record date. Because Mr. Evans held his shares in street name and not directly in his own name, the Board took the position that Mr. Evans was not a stockholder who was eligible to nominate a director.

•	Representatives of JWEST attended the 2013 Annual Meeting of Stockholders and expressed their views regarding the change they feel is needed.

•	On June 16, 2014, JWEST and Jonathan R. Evans sent a letter to the Board stating their intention to nominate Sean O’Connor to the Board unless the Board took the following actions:

1.	Laurence Levy will resign as Chairman of the Board and Michael Lundin will be appointed as the Chairman of the Board. In connection with Laurence Levy’s resignation as Chairman of the Board, his compensation for being a director should be modified to be the same as the other directors.

2.	Edward Levy will be appointed the Chief Executive Officer of the Company.

3.	The Board will appoint someone to replace Edward Levy as President and to fulfill the Chief Operating Officer function. The replacement would have extensive shipping knowledge and would be someone that Wall Street would embrace and improve the Company’s visibility with Wall Street.

4.	The Company will terminate the arrangement with Hyde Park Real Estate, an affiliate of Laurence Levy and Edward Levy, regarding the office lease, office expenses, and services.

•	On July 1, 2014, JWEST sent a nomination letter to the Executive Chairman of the Board, in accordance with the requirements of the Company’s Second Amended and Restated Bylaws, with respect to its nomination of Sean O’Connor and Jonathan R. Evans for election as directors of the Company at the Annual Meeting.

•	On July 15, 2014, JWEST sent a letter to the Executive Chairman of the Board informing the Board of its intent to wage a proxy battle in the event that the Board does not support Sean O’Connor and Jonathan R. Evans as candidates for election to the Board at the Annual Meeting.

•	On July 21, 2014, representatives of JWEST, including Jonathan R. Evans, Sean O’Connor, Matt Dodson, Brian Fishback and Jeremy Huser, met with Laurence Levy and Michael Lundin from the Board. They discussed the actions requested by JWEST in its June 16, 2014 letter described above. No resolution was reached regarding JWEST’s requested actions.

REASONS FOR THE SOLICITATION

We believe that urgent change is needed on the Board of Rand Logistics. We have little confidence that the Board, as currently composed, is committed to taking the steps necessary to enhance stockholder value at the Company. Therefore, we are soliciting your support to elect our Nominees at the Annual Meeting, who we believe would bring significant and relevant experience, new insight and fresh perspectives to the Board.

We believe the Company is undervalued

If elected at the Annual Meeting, our Nominees will, subject to their fiduciary duties as directors, endeavor to work with the other members of the Board to review the Company’s operating business and identify opportunities to address the valuation discrepancy between the intrinsic value of the business and the current enterprise value of the Company. However, since the Nominees would comprise a minority on the Board if elected, there can be no assurance that any actions or changes proposed by the Nominees will be adopted or supported by the Board. It is our hope, however, that if stockholders vote to elect our Nominees at the Annual Meeting, then the Board will give serious consideration to any ideas, plans or proposals for enhancing stockholder value that the Nominees may recommend to the full Board.

We are concerned with the Board’s self-dealing

The Company leases its executive offices in New York City from Hyde Park Real Estate LLC (“Hyde Park”), an affiliate of Laurence Levy and Edward Levy. As reported in the Company’s Form 10-K for the fiscal year ended March 31, 2014, the Company pays $13,000 in rent each month, and the total lease expense paid to Hyde Park for the fiscal year ended March 31, 2014 was $165,000. The Company also reimbursed Hyde Park for certain out-of-pocket costs of $75,000 in 2014. We are concerned with this type of related party transaction in which the Company pays what we believe are higher-than-market rates to affiliates of the Company’s management.

We believe the Company lacks strong leadership

OUR NOMINEES HAVE THE QUALIFICATIONS AND OBJECTIVITY NECESSARY TO FULLY EXPLORE AVAILABLE OPPORTUNITIES TO UNLOCK VALUE FOR STOCKHOLDERS

We believe our Nominees will bring a fresh perspective into the boardroom and would be extremely helpful in evaluating and executing on initiatives to unlock value at the Company. Further, we believe Rand Logistics’ continued underperformance and undervaluation warrant the addition of direct stockholder representation on the Board to ensure that all decisions are made with the best interests of all stockholders as the primary objective.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of six directors. We believe the terms of two of the directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our Nominees in opposition to the Company’s incumbent directors. Your vote to elect the Nominees will have the legal effect of replacing the incumbent directors with the Nominees. If elected, the Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they can implement the actions that they believe are necessary to enhance stockholder value.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of the Nominees. The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company is set forth below. This information has been furnished to us by the Nominees. The Nominees are both citizens of the United States of America.

Sean O’Connor

Sean O’Connor, age 53, is one of the founding members of Dauby O’Connor & Zaleski, LLC, Certified Public Accountants (“DOZ”) and has been in the practice of public accounting for over 30 years. DOZ started as a two man firm in 1987, and has grown to a nationally-recognized leader in the real estate arena with clients in over 45 states. DOZ currently employs over 150 professional and administrative staff who reside in four states. DOZ’s revenues have increased each year in the 27 year history of the firm. DOZ and affiliated entities owned in part by Mr. O’Connor own, occupy and manage a 60,000 square foot office building in Carmel, Indiana.

Mr. O’Connor is nationally known for his expertise in accounting and tax matters related to the development and management of multifamily housing communities. He has extensive consulting experience in the structuring of private real estate entities formed to develop multifamily housing communities and the management of the same. Mr. O’Connor’s role in the development process includes assistance with financial forecasts and projections, securing construction and permanent financing, and investor capital.

Mr. O’Connor is also the Managing Member of JWEST, a Registered Investment Advisor with approximately $135 million under management, and he holds a 10% interest in JWEST. He has experience as a management consultant and experience in the management/leadership of a substantial private business enterprise, which are two of the criteria that the Corporate Governance/Nominating Committee of the Board seeks in director candidates.

Mr. O’Connor received his Bachelor of Science degree from Indiana University—Bloomington, Indiana. He is a member of the Indiana CPA Society and the American Institute of Certified Public Accountants. Mr. O’Connor is on the Board of Directors of Providence Cristo Rey High School in Indianapolis, Indiana. He is also on the board of the Indiana Affordable Housing Council.

Mr. O’Connor beneficially owns 26,690 shares of Common Stock of the Company. His business address is 501 Congressional Boulevard, Carmel, IN 46033.

Jonathan R. Evans

Jonathan R. Evans, age 45, graduated from Butler University in 1991 cum laude with a Bachelor of Science degree in Finance. Mr. Evans began his career working as an equity research analyst and portfolio manager with Heartland Capital Management from 1991 to 1993. During his stint at Heartland Capital, Mr. Evans led the

Consults team which grew their Merrill Lynch managed portfolio business from zero assets to $1 billion in assets during his two year period with the firm. From 1993 to 1996, Mr. Evans worked as an equity research analyst and portfolio manager at Conseco Capital Management. He spearheaded Conseco’s effort to grow their variable annuity business. From 1996 to 2006, Mr. Evans worked as an equity research consultant for Friess Associates which is the investment advisor for the Brandywine and Brandywine Blue mutual funds. He spent 2006 through 2009 with the Fundamental Growth Equity team at Wells Capital Management serving as an equity analyst and the director of research. After the financial crisis in 2008, Mr. Evans believed there were numerous undervalued situations in the financial markets; therefore, he left Wells Capital and joined Edmunds White Partners, LLC hedge fund in 2009. From 2009 to 2012, Mr. Evans’ responsibilities at Edmunds White Partners, LLC included equity analysis, portfolio management and asset gathering. Lastly, in February of 2013, Mr. Evans started JWEST, where he serves as an equity analyst and Chief Investment Officer, currently owning 70% of the firm.

Mr. Evans beneficially owns 488,901 shares of Common Stock of the Company. His business address is 501 Congressional Boulevard, Carmel, IN 46033.

Other than as stated herein, there are no arrangements or understandings between JWEST or any of its affiliates or clients and the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by the Nominees to be named in this Proxy Statement and to serve as directors of the Company if elected as such at the Annual Meeting. Neither Nominee is a party adverse to the Company or any of its subsidiaries nor do they have a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

The Nominees presently are, and if elected as directors of the Company would be, an “independent director” within the meaning of (i) applicable Nasdaq listing standards applicable to board composition, including Rule 5605(a)(2) and (ii) Section 301 of the Sarbanes-Oxley Act of 2002.

We do not expect that the Nominees will be unable to stand for election, but, in the event either Nominee is unable to serve or for good cause will not serve, the shares of Capital Stock represented by the enclosed GOLD proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Second Amended and Restated Bylaws of the Company and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to its Second Amended and Restated Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Second Amended and Restated Bylaws and applicable law. In any such case, shares of Capital Stock represented by the enclosed GOLD proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Second Amended and Restated Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of JWEST that any attempt to increase the size of the current Board constitutes an unlawful manipulation of the Company’s corporate machinery.

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

[PROPOSAL NO. 2]

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company will also submit to an advisory vote a proposal for the stockholders to approve the compensation of the Company’s named executive officers. This non-binding vote is commonly referred to as a “say-on-pay vote.” We intend to vote, and recommend that you vote, AGAINST [Proposal No. 2].

The affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote on the subject matter is required to approve, on an advisory basis, the compensation of the Company’s named executive officers. Abstentions will count as a vote against [Proposal No. 2]. Broker non-votes will have no effect on the outcome of the vote.

[PROPOSAL NO. 3]

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company will also submit to a vote of stockholders ratification of the appointment of                      as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015. We intend to vote, and recommend that you vote, FOR [Proposal No. 3].

The affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote on the subject matter is required to ratify the selection of                      as the Company’s independent registered public accounting firm for the 2015 fiscal year. Abstentions will count as a vote against [Proposal No. 3]. Broker non-votes will have no effect on the outcome of the vote.

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to vote at the Annual Meeting. Stockholders who sell their shares of Capital Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Capital Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Capital Stock after the Record Date. Based on publicly available information, JWEST believes that the only outstanding classes of securities of the Company entitled to vote at the Annual Meeting are the shares of Common Stock and Preferred Stock.

Shares of Common Stock and Preferred Stock represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, AGAINST the approval of the Say-on-Pay Proposal, and FOR the ratification of                     as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015, as described herein.

We believe that the current Board intends to nominate two candidates for election as directors at the Annual Meeting. This Proxy Statement is soliciting proxies to elect our Nominees. Stockholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Capital Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. For the Annual Meeting, the presence, in person or by proxy, of the holders of at least             shares of Capital Stock, which represents a majority of the             shares of Capital Stock outstanding as of the Record Date, will be considered a quorum allowing votes to be taken and counted for the matters before the stockholders.

Abstentions and “broker non-votes” are included in the determination of the number of shares present at the Annual Meeting for quorum purposes. “Broker non-votes” are not counted in the tabulations of the votes cast on any of the proposals. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner (a “broker non-vote”).

If you are a stockholder of record, you must deliver your vote by mail or attend the Annual Meeting in person and vote in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the matters to be presented at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Capital Stock will not count for purposes of attaining a quorum.

VOTES REQUIRED FOR APPROVAL

Election of Directors—The affirmative vote of a plurality of the shares present at the Annual Meeting and entitled to vote on the election of directors is required to elect the director nominees. Abstentions will not have an effect on the election of directors because directors are elected by a plurality of the votes cast. Broker non-votes are not counted in the tabulations of the votes cast on the election of directors.

Other Proposals—A majority of the shares present at the Annual Meeting and entitled to vote on the subject matter is required to (1) approve, on an advisory basis, the compensation of the Company’s named executive offiers; (2) ratify the selection of                     as the Company’s independent registered public accounting firm for the 2015 fiscal year and to approve any other business which may properly come before the Annual Meeting.

If you sign and submit your GOLD proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with JWEST’s recommendations specified herein and in accordance with the discretion of the persons named on the GOLD proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered to JWEST at the address set forth on the back cover of this Proxy Statement or to the Company at 500 Fifth Avenue, 50th Floor, New York, NY 10110 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to JWEST at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Capital Stock. Additionally, we may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by JWEST. It is anticipated that certain staff members of JWEST will participate in the solicitation of proxies in support of our Nominees set forth in this Proxy Statement. Such staff members will receive no additional consideration if they assist in the solicitation of proxies. JWEST has also retained InvestorCom, Inc. to assist in the distribution of proxy materials and the solicitation of proxies at an estimated cost of $20,000 plus reimbursement for customary costs and expenses. Solicitations of proxies may be made in person, by telephone, by email, through the internet, by mail and by facsimile. Although no precise estimate can be made at the present time, it is estimated that the total expenditures in furtherance of, or in connection with, the solicitation of stockholders will not exceed $        , of which $        has been spent to date.

Costs related to this solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation and related expenses will be borne by JWEST. JWEST intends to seek reimbursement from the Company for those expenses if any of our Nominees are elected. JWEST does not currently intend to submit the question of such reimbursement to a vote of the stockholders.

The shares of Common Stock beneficially owned by JWEST were purchased with funds that were provided through the accounts of certain investment advisory clients. JWEST beneficially owns 1,412,877 shares of Common Stock. Included in that amount is one share that JWEST owns of record. Sean O’Connor beneficially owns 26,690 shares of Common Stock. Jonathan Evans beneficially owns 488,901 shares of Common Stock. For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

OTHER MATTERS AND ADDITIONAL INFORMATION

JWEST is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which JWEST is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS

Any proposal of an eligible stockholder intended to be presented at the next annual meeting of stockholders must be received by the Company for inclusion in the Company’s proxy statement and form of proxy relating to that meeting no later than                     . The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the next annual meeting of stockholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by the Company on or prior to                     and certain other conditions of the applicable rules of the SEC are satisfied. Under the Company’s Second Amended and Restated Bylaws, proposals of stockholders intended to be raised at the Company’s regularly scheduled Annual Meeting of Stockholders to be held in 2015, including nominations for election as directors of persons other than nominees of the Board of Directors, must be received no later than                     and must comply with the procedures outlined in the Second Amended and Restated Bylaws, which may be found on the Company’s website www.randlogisticsinc.com or a copy of which is available upon request from the Secretary of the Company at the address set forth below. Stockholder proposals should be directed to the Secretary of the Company at 500 Fifth Avenue, 50th Floor, New York, NY 10110.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2015 Annual Meeting is based on information contained in the Company’s proxy statement. The incorporation of this information in this proxy statement should not be construed as an admission by JWEST that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY, AND OTHER IMPORTANT INFORMATION.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

JWEST, LLC

                    , 2014

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY

DURING THE PAST TWO YEARS

Participant	Purchase/Sale	Date of Purchase/Sale	Shares of Common Stock Purchased/(Sold)
JWEST, LLC	Purchase	8/7/2012	500
JWEST, LLC	Purchase	9/14/2012	1,000
JWEST, LLC	Purchase	10/4/2012	10,000
JWEST, LLC	Purchase	10/5/2012	20,000
JWEST, LLC	Purchase	1/10/2013	14,125
JWEST, LLC	Purchase	1/11/2013	27,625
JWEST, LLC	Purchase	2/27/2013	8,000
JWEST, LLC	Purchase	3/4/2013	4,600
JWEST, LLC	Purchase	3/6/2013	29,860
JWEST, LLC	Purchase	3/12/2013	26,309
JWEST, LLC	Purchase	3/13/2013	23,610
JWEST, LLC	Purchase	3/18/2013	28,700
JWEST, LLC	Purchase	3/20/2013	2,100
JWEST, LLC	Purchase	3/22/2013	1,000
JWEST, LLC	Purchase	3/28/2013	4,700
JWEST, LLC	Purchase	4/4/2013	6,400
JWEST, LLC	Purchase	4/17/2013	7,100
JWEST, LLC	Purchase	4/19/2013	5,000
JWEST, LLC	Purchase	4/22/2013	5,000
JWEST, LLC	Purchase	4/23/2013	5,000
JWEST, LLC	Purchase	4/25/2013	7,500
JWEST, LLC	Purchase	4/26/2013	5,500
JWEST, LLC	Purchase	4/29/2013	2,600
JWEST, LLC	Purchase	5/2/2013	4,000
JWEST, LLC	Purchase	5/3/2013	5,000
JWEST, LLC	Purchase	5/6/2013	1,100
JWEST, LLC	Purchase	5/7/2013	18,500
JWEST, LLC	Purchase	5/8/2013	4,000
JWEST, LLC	Purchase	5/13/2013	3,020
JWEST, LLC	Purchase	5/15/2013	1,500
JWEST, LLC	Purchase	5/16/2013	4,666
JWEST, LLC	Purchase	5/17/2013	2,100
JWEST, LLC	Purchase	5/20/2013	1,500
JWEST, LLC	Purchase	5/23/2013	2,000
JWEST, LLC	Purchase	5/24/2013	2,000
JWEST, LLC	Purchase	7/10/2013	10,750
JWEST, LLC	Purchase	7/12/2013	6,700
JWEST, LLC	Purchase	7/16/2013	5,500
JWEST, LLC	Purchase	7/18/2013	3,200
JWEST, LLC	Purchase	7/19/2013	2,400
JWEST, LLC	Purchase	8/12/2013	1,500
JWEST, LLC	Purchase	8/15/2013	2,200
JWEST, LLC	Purchase	8/16/2013	5,000
JWEST, LLC	Purchase	8/21/2013	5,000
JWEST, LLC	Purchase	8/22/2013	10,100
JWEST, LLC	Purchase	8/23/2013	39,860
JWEST, LLC	Purchase	8/26/2013	16,400

Participant	Purchase/Sale	Date of Purchase/Sale	Shares of Common Stock Purchased/(Sold)
JWEST, LLC	Purchase	8/28/2013	2,200
JWEST, LLC	Purchase	9/3/2013	400
JWEST, LLC	Purchase	10/4/2013	1,000
JWEST, LLC	Purchase	10/7/2013	400
JWEST, LLC	Purchase	10/8/2013	5,000
JWEST, LLC	Purchase	10/17/2013	7,100
JWEST, LLC	Purchase	10/18/2013	31,700
JWEST, LLC	Purchase	10/29/2013	28,590
JWEST, LLC	Purchase	10/30/2013	13,010
JWEST, LLC	Purchase	11/1/2013	12,540
JWEST, LLC	Purchase	11/11/2013	1,500
JWEST, LLC	Purchase	11/12/2013	3,000
JWEST, LLC	Purchase	11/14/2013	24,940
JWEST, LLC	Purchase	11/27/2013	3,280
JWEST, LLC	Purchase	12/3/2013	12,000
JWEST, LLC	Purchase	12/4/2013	12,000
JWEST, LLC	Purchase	12/5/2013	11,190
JWEST, LLC	Purchase	12/31/2013	3,850
JWEST, LLC	Purchase	1/3/2014	4,480
JWEST, LLC	Purchase	1/9/2014	3,000
JWEST, LLC	Purchase	1/13/2014	4,000
JWEST, LLC	Purchase	1/14/2014	4,500
JWEST, LLC	Purchase	1/15/2014	5,608
JWEST, LLC	Purchase	1/16/2014	3,000
JWEST, LLC	Purchase	1/17/2014	10,000
JWEST, LLC	Purchase	1/21/2014	28,821
JWEST, LLC	Purchase	1/22/2014	27,150
JWEST, LLC	Purchase	1/23/2014	36,955
JWEST, LLC	Purchase	1/24/2014	19,188
JWEST, LLC	Purchase	1/27/2014	19,188
JWEST, LLC	Purchase	1/28/2014	13,911
JWEST, LLC	Purchase	2/7/2014	6,202
JWEST, LLC	Purchase	2/19/2014	3,000
JWEST, LLC	Purchase	2/21/2014	9,150
JWEST, LLC	Purchase	2/26/2014	41,159
JWEST, LLC	Purchase	2/27/2014	3,000
JWEST, LLC	Purchase	2/28/2014	29,480
JWEST, LLC	Purchase	3/3/2014	29,480
JWEST, LLC	Purchase	3/4/2014	48,379
JWEST, LLC	Purchase	3/5/2014	21,361
JWEST, LLC	Purchase	3/7/2014	4,400
JWEST, LLC	Purchase	3/10/2014	5,000
JWEST, LLC	Purchase	3/12/2014	5,000
JWEST, LLC	Purchase	3/18/2014	3,000
JWEST, LLC	Purchase	3/21/2014	1,450
JWEST, LLC	Purchase	3/26/2014	2,230
JWEST, LLC	Purchase	3/27/2014	5,000
JWEST, LLC	Purchase	4/8/2014	1,000
JWEST, LLC	Purchase	4/11/2014	1,000
JWEST, LLC	Purchase	4/15/2014	3,000
JWEST, LLC	Purchase	4/28/2014	3,000
JWEST, LLC	Purchase	5/2/2014	10,000

Participant	Purchase/Sale	Date of Purchase/Sale	Shares of Common Stock Purchased/(Sold)
JWEST, LLC	Purchase	5/5/2014	3,110
JWEST, LLC	Purchase	5/6/2014	5,000
JWEST, LLC	Purchase	5/7/2014	3,000
JWEST, LLC	Purchase	5/8/2014	3,000
JWEST, LLC	Purchase	5/9/2014	8,500
JWEST, LLC	Purchase	5/16/2014	3,500
JWEST, LLC	Purchase	5/19/2014	3,000
JWEST, LLC	Purchase	5/20/2014	4,000
JWEST, LLC	Purchase	5/21/2014	5,000
JWEST, LLC	Purchase	5/22/2014	3,000
JWEST, LLC	Purchase	5/27/2014	7,100
JWEST, LLC	Purchase	5/28/2014	5,000
JWEST, LLC	Purchase	5/30/2014	3,000
JWEST, LLC	Purchase	6/9/2014	3,000
JWEST, LLC	Purchase	6/10/2014	4,000
JWEST, LLC	Purchase	6/11/2014	5,315
JWEST, LLC	Purchase	6/12/2014	3,000
JWEST, LLC	Purchase	6/16/2014	3,000
JWEST, LLC	Purchase	7/22/2014	14,750
JWEST, LLC	Purchase	7/23/2014	14,750
JWEST, LLC	Purchase	7/24/2014	14,750
JWEST, LLC	Sale	6/6/2013	(5,500)
JWEST, LLC	Sale	2/26/2014	(52,694)
JWEST, LLC	Sale	2/28/2014	(23,200)
JWEST, LLC	Sale	3/3/2014	(23,059)
JWEST, LLC	Sale	3/4/2014	(21,150)
JWEST, LLC	Sale	3/5/2014	(12,000)
JWEST, LLC	Sale	2/13/2014	(166)
Jonathan R. Evans	Purchase	8/7/2012	500
Jonathan R. Evans	Purchase	5/2/2013	4,000
Jonathan R. Evans	Purchase	5/3/2013	5,000
Jonathan R. Evans	Purchase	5/6/2013	1,100
Jonathan R. Evans	Purchase	5/7/2013	13,570
Jonathan R. Evans	Purchase	5/8/2013	4,000
Jonathan R. Evans	Purchase	5/15/2013	1,500
Jonathan R. Evans	Purchase	5/16/2013	4,666
Jonathan R. Evans	Purchase	5/17/2013	2,100
Jonathan R. Evans	Purchase	5/20/2013	1,500
Jonathan R. Evans	Purchase	5/23/2013	2,000
Jonathan R. Evans	Purchase	5/24/2013	2,000
Jonathan R. Evans	Purchase	7/12/2013	2,250
Jonathan R. Evans	Purchase	7/18/2013	3,200
Jonathan R. Evans	Purchase	7/19/2013	2,400
Jonathan R. Evans	Purchase	8/16/2013	5,000
Jonathan R. Evans	Purchase	8/21/2013	5,000
Jonathan R. Evans	Purchase	8/22/2013	10,100
Jonathan R. Evans	Purchase	8/28/2013	2,200
Jonathan R. Evans	Purchase	9/3/2013	400
Jonathan R. Evans	Purchase	10/4/2013	1,000
Jonathan R. Evans	Purchase	10/7/2013	400
Jonathan R. Evans	Purchase	10/8/2013	5,000
Jonathan R. Evans	Purchase	10/17/2013	7,100

Participant	Purchase/Sale	Date of Purchase/Sale	Shares of Common Stock Purchased/(Sold)
Jonathan R. Evans	Purchase	10/18/2013	20,360
Jonathan R. Evans	Purchase	11/11/2013	1,500
Jonathan R. Evans	Purchase	11/12/2013	3,000
Jonathan R. Evans	Purchase	12/3/2013	12,000
Jonathan R. Evans	Purchase	12/4/2013	12,000
Jonathan R. Evans	Purchase	12/5/2013	11,190
Jonathan R. Evans	Purchase	1/3/2014	1,500
Jonathan R. Evans	Purchase	1/13/2014	3,000
Jonathan R. Evans	Purchase	1/14/2014	4,500
Jonathan R. Evans	Purchase	1/15/2014	5,608
Jonathan R. Evans	Purchase	1/16/2014	3,000
Jonathan R. Evans	Purchase	1/17/2014	8,500
Jonathan R. Evans	Purchase	2/7/2014	5,202
Jonathan R. Evans	Purchase	2/19/2014	3,000
Jonathan R. Evans	Purchase	2/21/2014	6,000
Jonathan R. Evans	Purchase	2/26/2014	9,469
Jonathan R. Evans	Purchase	2/27/2014	3,000
Jonathan R. Evans	Purchase	2/28/2014	7,341
Jonathan R. Evans	Purchase	3/3/2014	7,341
Jonathan R. Evans	Purchase	3/4/2014	26,529
Jonathan R. Evans	Purchase	3/7/2014	4,000
Jonathan R. Evans	Purchase	3/10/2014	5,000
Jonathan R. Evans	Purchase	3/12/2014	5,000
Jonathan R. Evans	Purchase	3/18/2014	3,000
Jonathan R. Evans	Purchase	3/27/2014	5,000
Jonathan R. Evans	Purchase	4/8/2014	1,000
Jonathan R. Evans	Purchase	4/11/2014	1,000
Jonathan R. Evans	Purchase	4/15/2014	2,800
Jonathan R. Evans	Purchase	4/28/2014	2,900
Jonathan R. Evans	Purchase	5/2/2014	10,000
Jonathan R. Evans	Purchase	5/5/2014	3,110
Jonathan R. Evans	Purchase	5/6/2014	5,000
Jonathan R. Evans	Purchase	5/7/2014	3,000
Jonathan R. Evans	Purchase	5/8/2014	3,000
Jonathan R. Evans	Purchase	5/9/2014	8,500
Jonathan R. Evans	Purchase	5/16/2014	3,500
Jonathan R. Evans	Purchase	5/19/2014	3,000
Jonathan R. Evans	Purchase	5/20/2014	4,000
Jonathan R. Evans	Purchase	5/21/2014	5,000
Jonathan R. Evans	Purchase	5/22/2014	2,900
Jonathan R. Evans	Purchase	5/27/2014	7,100
Jonathan R. Evans	Purchase	5/28/2014	5,000
Jonathan R. Evans	Purchase	5/30/2014	3,000
Jonathan R. Evans	Purchase	6/9/2014	3,000
Jonathan R. Evans	Purchase	6/10/2014	4,000
Jonathan R. Evans	Purchase	6/11/2014	5,000
Jonathan R. Evans	Purchase	6/12/2014	3,000
Jonathan R. Evans	Purchase	6/16/2014	3,000
Jonathan R. Evans	Sale	3/3/2014	(500)
Jonathan R. Evans	Sale	3/4/2014	(99)
Sean O’Connor	Purchase	3/6/2013	1,600
Sean O’Connor	Purchase	3/18/2013	950

Participant	Purchase/Sale	Date of Purchase/Sale	Shares of Common Stock Purchased/(Sold)
Sean O’Connor	Purchase	8/23/2013	1,250
Sean O’Connor	Purchase	10/29/2013	980
Sean O’Connor	Purchase	11/1/2013	405
Sean O’Connor	Purchase	11/14/2013	875
Sean O’Connor	Purchase	12/31/2013	1,850
Sean O’Connor	Purchase	1/21/2014	980
Sean O’Connor	Purchase	1/22/2014	860
Sean O’Connor	Purchase	1/23/2014	1,225
Sean O’Connor	Purchase	1/24/2014	613
Sean O’Connor	Purchase	1/27/2014	613
Sean O’Connor	Purchase	2/26/2014	889
Sean O’Connor	Purchase	2/28/2014	615
Sean O’Connor	Purchase	3/3/2014	615
Sean O’Connor	Purchase	3/5/2014	820
Sean O’Connor	Purchase	4/15/2014	100
Sean O’Connor	Purchase	5/22/2014	100
Sean O’Connor	Purchase	7/22/2014	417
Sean O’Connor	Purchase	7/23/2014	417
Sean O’Connor	Purchase	7/24/2014	417

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Capital Stock you own, please give JWEST your proxy FOR the election of the Nominees by taking three steps:

•	SIGNING the enclosed GOLD proxy card,

•	DATING the enclosed GOLD proxy card, and

•	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Capital Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Capital Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact InvestorCom, Inc. at its address and phone number below.

InvestorCom, Inc.

65 Locust Avenue, New Canaan, CT 06840

Telephone: (203) 972-9300

Toll Free (877) 972-0090

Fax: (203) 966-6478

E-mail: info@investor-com.com

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED JULY 25, 2014

RAND LOGISTICS, INC.

2014 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF JWEST, LLC

THE BOARD OF DIRECTORS OF RAND LOGISTICS, INC.

IS NOT SOLICITING THIS PROXY

PROXY

The undersigned appoints Jonathan R. Evans, as attorney and agent with full power of substitution to vote all shares of common stock or preferred stock of Rand Logistics, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2014 Annual Meeting of Stockholders of the Company scheduled to be held at                      on                     , at          (local time) (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock or preferred stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to JWEST, LLC (“JWEST”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “AGAINST” PROPOSAL 2 AND “FOR” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with JWEST’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☒ Please mark vote as in this example

JWEST STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1. JWEST RECOMMENDS A VOTE AGAINST PROPOSAL 2 AND FOR PROPOSAL 3.

1. JWEST’s proposal to elect Sean O’Connor and Jonathan R. Evans to serve as directors of the Company until the next annual meeting of stockholders.

	FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
Sean O’Connor	☐	☐	☐

Jonathan R. Evans	☐	☐	☐

JWEST does not expect that the Nominees will be unable to stand for election, but, in the event that either Nominee is unable to serve or for good cause will not serve, the shares of Capital Stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Second Amended and Restated Bylaws and applicable law. In addition, JWEST has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its Second Amended and Restated Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Second Amended and Restated Bylaws and applicable law. In any such case, shares of Capital Stock represented by this proxy card will be voted for such substitute nominee(s).

JWEST intends to use this proxy to vote “FOR” Mr. O’Connor and Mr. Evans. The names, background and qualification of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement.

Note: If you do not wish for your shares of Capital Stock to be voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT” box and write the name of the nominee you do not support on the line below. Your shares will be voted for the remaining nominee. You may also withhold authority to vote for one or more additional candidates who have been nominated by the Company by writing the name(s) of the nominee(s) below.

2. Company’s proposal to cast a non-binding advisory vote to approve executive compensation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Company’s proposal to ratify the appointment of                      as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

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